                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 5, 1997

-------------------------------------------------------------------------------

                            FUQUA ENTERPRISES, INC.
            -------------------------------------------------------
            (Exact name of registrant, as specified in its charter)

              Delaware                              13-1988043
-------------------------------------      ------------------------------------
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
           incorporation)

                                    0-10583
                            ------------------------
                            (Commission File Number)


                        One Atlantic Center, Suite 5000
             1201 W. Peachtree Street, N.W., Atlanta, Georgia 30309
             ------------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 404-815-2000
                                                            ------------

                                 Not Applicable
-------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On September 5, 1997, Fuqua Enterprises, Inc., a Delaware corporation ("Fuqua"), entered into an Agreement and Plan of Merger (the "Merger Agreement), by and among Graham-Field Health Products, Inc., a Delaware corporation ("GFI"), GFHP Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of GFI ("Sub"), and Fuqua providing for the acquisition of Fuqua by GFI. Pursuant to the Merger Agreement, following the satisfaction of the conditions contained therein, Sub will be merged with and into Fuqua, with Fuqua to continue as the surviving corporation wholly owned by GFI (the "Merger"). Fuqua has received the written opinion of Donaldson, Lufkin & Jenrette Securities Corporation to the effect that the Exchange Ratio (as such term is defined in the Merger Agreement) is fair to the stockholders of Fuqua from a financial point of view.

         In the Merger, each share of Fuqua's common stock, par value $2.50 per share (the "Fuqua Common Stock"), other than shares of Fuqua Common Stock cancelled pursuant to the Merger Agreement, will be converted into the right to receive, in a tax-free exchange, 2.1 (the "Conversion Number") shares of common stock, par value $.025 per share, of GFI ("GFI Common Stock"); provided that the Conversion Number is subject to upward adjustment in the event GFI's average stock price for the 10-day period ending two days prior the Merger falls below $13.57, and to downward adjustment in the event that the average stock price exceeds $17.62. Accordingly, Fuqua's stockholders are assured of receiving GFI Common Stock valued at not less than $28.50 nor more than $37.00 in exchange for each share of Fuqua Common Stock. There were 4,482,709 shares of Fuqua Common Stock outstanding on September 5, 1997.

         The Merger Agreement contains customary representations and warranties of the parties, which will not survive the effectiveness of the Merger. In addition, pursuant to the Merger Agreement, Fuqua and GFI have agreed to operate their businesses in the ordinary course pending consummation of the Merger, and Fuqua has agreed not to solicit or enter into negotiations or agreements relating to a competing business combination transaction. The Merger is conditioned, among other things, upon the approval of the holders of at least a majority of the outstanding shares of Fuqua Common Stock, upon the approval of the holders of at least a majority of the shares of GFI Common Stock voting at the special meeting of the stockholders of GFI, and upon the expiration of certain regulatory waiting periods. Either party may terminate the Merger Agreement if the Merger is not consummated on or prior to March 31, 1998.

         In connection with the Merger Agreement, J. B. Fuqua, J. Rex Fuqua, Fuqua Holdings-I, L.P., The Jennifer Calhoun Fuqua Trust, The Lauren Brooks Fuqua Trust and The J. B. Fuqua Foundation, Inc. (together, the "Fuqua Stockholders") entered into a Stockholders Agreement, dated as of September 5, 1997, (the "Stockholders Agreement") with GFI, BIL (Far East Holdings) Limited and BIL Securities (Offshore) Ltd. (together, "BIL"), and Irwin Selinger ("Mr. Selinger"), the Chairman of the Board and Chief Executive Officer of GFI, and Gene J. Minotto ("Mr. Minotto") entered into a Voting Agreement, dated as of September 5, 1997 (the "Voting Agreement") with GFI. Pursuant to the Stockholders Agreement and the Voting Agreement, the Fuqua Stockholders and Mr. Minotto (who own collectively 45.9% of the outstanding Fuqua Common Stock) have agreed to vote their shares of Fuqua Common Stock in favor of approval of the Merger and adoption of the Merger Agreement and all transactions contemplated thereby, at a special meeting of Fuqua's stockholders. The Fuqua Stockholders and Mr. Minotto also agreed, until the Effective Time, not to dispose of any shares of Fuqua Common Stock or any interest therein, exercise any right of conversion with respect to such shares, deposit any of such shares into a voting trust or enter into a voting agreement or arrangement or grant any proxy with respect thereto or enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect disposition of such shares. In addition, the Fuqua Stockholders and Mr. Minotto agreed pursuant to the
Stockholders Agreement and the Voting Agreement, subject to certain qualifications, not to initiate, solicit or encourage, directly or indirectly, any inquiries with respect to any alternative business combination transaction relating to Fuqua or engage in any negotiations concerning any such transaction. The Fuqua Stockholders and Mr. Minotto also agreed to promptly notify GFI of any inquiries or proposed negotiations with respect to any such proposed transaction.

         Pursuant to the Stockholders Agreement, BIL and Mr. Selinger (who, as of September 5, 1997, own collectively 37% of the outstanding GFI Common Stock) have agreed to vote their shares of GFI Common Stock in favor of approval of the Merger and adoption of the Merger Agreement and all transactions contemplated thereby, at a special meeting of GFI's stockholders.

         Provided that the Fuqua Stockholders own securities representing at least 5% of the voting power of the outstanding capital stock of GFI, the Fuqua Stockholders have agreed in the Stockholders Agreement not to acquire additional shares of GFI Common Stock, seek to acquire ownership of GFI, engage in any solicitation of proxies with respect to GFI, or otherwise seek or propose to acquire control of the Board of Directors of GFI (the "GFI Board"). Pursuant to the Stockholders Agreement, so long as the Fuqua Stockholders beneficially own 5% or more of the voting power of the outstanding capital stock of GFI, the Fuqua Stockholders will have the right to designate one member of the GFI Board. The Fuqua Stockholders also agreed to certain restrictions in their transfer of shares of GFI Common Stock received in the Merger.

         The Stockholders Agreement and the Voting Agreement will automatically terminate upon a termination of the Merger Agreement in accordance with its terms. In addition, the Stockholders Agreement will terminate following the Merger if the Fuqua Stockholders beneficially own less than 5% of the voting power of the outstanding capital stock of GFI or upon a change of control of the GFI Board.

         In addition, on September 5, 1997, GFI entered into a Registration Rights Agreement with the Fuqua Stockholders (the "Registration Rights Agreement") providing certain demand and "piggyback" registration rights to the Fuqua Stockholders with respect to the securities of GFI to be acquired by the Fuqua Stockholders pursuant to the Merger Agreement. GFI will be required to pay the expenses incurred by the Fuqua Stockholders in connection with any such registrations. The Registration Rights Agreement will automatically terminate upon a termination of the Merger Agreement in accordance with its terms. GFI has also agreed to provide certain registration rights to Mr. Minotto.

         The Merger Agreement, the Stockholders Agreement and the Voting Agreement are attached hereto as Exhibits 2(a), 99.1 and 99.2, respectively, and are incorporated herein by reference. The foregoing descriptions of such documents are qualified in their entirety by reference to those documents filed hereto as exhibits.

         Additional information with respect to the Merger and the other transactions contemplated thereby is included in the press releases issued on September 8, 1997 attached hereto as Exhibit 99.3.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  2(a) Agreement and Plan of Merger by and among Graham-Field Health Products, Inc., GFHP Acquisition Corp., and Fuqua Enterprises, Inc. dated September 5, 1997.

                  99.1 Stockholders Agreement dated as of September 5, 1997 by and among Graham-Field Health Products, Inc., BIL (Far East Holdings) Limited, BIL Securities (Offshore) Ltd., Irwin Selinger and the individuals and entities listed on the signature pages thereto.

                  99.2 Voting Agreement dated as of September 5, 1997 by and between Graham-Field Health Products, Inc. and Gene
                           J. Minotto.

                  99.3     Press Release, dated September 8, 1997.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FUQUA ENTERPRISES, INC.
                                        (Registrant)

                                        s/s Brady W. Mullinax, Jr.
                                            ------------------------------------
                                        Brady W. Mullinax, Jr., Vice President-
                                        Finance, Treasurer and Chief Financial
                                        Officer (Principal Financial and
                                        Accounting Officer and Executive
                                        Officer duly authorized to sign on
                                        behalf of the registrant)

Date:  September 12, 1997